Exhibit 99.1
NEWS RELEASE
TCF Financial Corporation • 200 Lake Street East • Wayzata MN 55391
FOR IMMEDIATE RELEASE

Contact:
Mark Goldman	(952) 475-7050	news@tcfbank.com	(Media)
Timothy Sedabres	(952) 745-2766	investor@tcfbank.com	(Investors)

TCF REPORTS QUARTERLY NET INCOME OF $90.4 MILLION, OR $0.54 PER SHARE
Adjusted diluted earnings per common share of $0.56,(1)
excluding 2 cents per share after-tax impact of merger-related expenses
Second Quarter Observations
•Diluted earnings per common share of 54 cents, up 58.8% from the second quarter of 2018; adjusted diluted earnings per common share of 56 cents(1), up 14.3% from the second quarter of 2018
•Efficiency ratio of 65.11%, down 944 basis points from the second quarter of 2018; adjusted efficiency ratio of 63.95%(1), down 183 basis points from the second quarter of 2018
•Non-interest expense down 12.9% from the second quarter of 2018; adjusted non-interest expense(1) down 3.1% from the second quarter of 2018
•Revenue of $363.8 million, consistent with the second quarter of 2018
•Net interest income consistent with the second quarter of 2018
•Average interest-earning asset growth of 4.9% from the second quarter of 2018
•Period-end loans and leases up 3.1% from June 30, 2018; period-end loans and leases excluding auto finance up 10.7%(2) from June 30, 2018
•Net charge-off rate of 0.29%; net charge-off rate excluding auto finance net charge-offs of 0.19%(1)
•Return on average common equity ("ROACE") of 14.27%; return on average tangible common equity ("ROATCE") of 15.46%(1); adjusted ROATCE of 16.02%(1)
•Repurchased 1,324,920 shares of common stock at a cost of $26.5 million during the second quarter of 2019

Summary of Financial Results
	At or For the Quarter Ended					Change From
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
(Dollars in thousands, except per share data)	2019	2019	2018	2018	2018	2019		2018
Net income attributable to TCF	$90,427	$70,494	$85,652	$86,196	$58,749	28.3%		53.9%
Net interest income	250,324	250,907	248,888	249,121	250,799	(0.2)		(0.2)
Basic earnings per common share	0.54	0.42	0.51	0.51	0.34	28.6		58.8
Diluted earnings per common share	0.54	0.42	0.51	0.51	0.34	28.6		58.8
Adjusted diluted earnings per common share(1)	0.56	0.46	0.51	0.51	0.49	21.7		14.3

Financial Ratios
Return on average assets(3)	1.54%	1.22%	1.52%	1.55%	1.08%	32	bps	46	bps
ROACE(3)	14.27	11.40	14.30	14.44	9.72	287		455
Adjusted ROACE(1)(3)	14.79	12.61	14.30	14.44	14.11	218		68
ROATCE(1)(3)	15.46	12.42	15.59	15.76	10.65	304		481
Adjusted ROATCE(1)(3)	16.02	13.72	15.59	15.76	15.39	230		63
Net interest margin(3)	4.43	4.56	4.60	4.66	4.67	(13)		(24)
Net charge-offs as a percentage of average loans and leases(3)	0.29	0.39	0.46	0.15	0.27	(10)		2
Non-performing assets as a percentage of total loans and leases and other real estate owned	0.62	0.63	0.65	0.59	0.54	(1)		8
Efficiency ratio	65.11	70.70	66.30	67.41	74.55	(559)		(944)
Adjusted efficiency ratio(1)	63.95	68.06	66.30	67.41	65.78	(411)		(183)
(1)See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables.
(2)Calculated by subtracting auto finance loans of $1.5 billion and $2.6 billion at June 30, 2019 and 2018, respectively, from total loans and leases of $19.2 billion and $18.6 billion at June 30, 2019 and 2018, respectively.
(3)Annualized

WAYZATA, Minn. (July 25, 2019) - TCF Financial Corporation ("TCF" or the "Company") (NYSE: TCF) today reported net income of $90.4 million for the second quarter of 2019, compared with $58.7 million for the second quarter of 2018 and $70.5 million for the first quarter of 2019. Diluted earnings per common share was 54 cents for the second quarter of 2019 (inclusive of a 2 cents per common share after-tax impact of merger-related expenses), compared with 34 cents for the second quarter of 2018 and 42 cents for the first quarter of 2019 (inclusive of a 4 cents per common share after-tax impact of merger-related expenses). Adjusted diluted earnings per common share was 56 cents for the second quarter of 2019, an increase of 14.3% from the second quarter of 2018 and an increase of 21.7% from the first quarter of 2019 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

"We generated strong financial results in the second quarter as we look forward to closing our merger with Chemical Financial Corporation on August 1, 2019," said Craig R. Dahl, chairman and chief executive officer. "Our second quarter performance was highlighted by lower expenses, growth in both average loans and average deposits, stable credit quality and the continuation of our risk reduction strategy. As a result, we continued to demonstrate progress toward our two primary strategic objectives, improving return on capital and lowering the efficiency ratio. In addition, our integration planning activities remain on track to support the combination of Chemical and TCF, and we are excited about bringing together the best of both companies that we believe positions us to deliver value for our shareholders and communities upon completion of the merger."

Net Interest Income and Net Interest Margin
Net interest income was $250.3 million for the second quarter of 2019, consistent with both the second quarter of 2018 and first quarter of 2019. Net interest margin was 4.43% for the second quarter of 2019, down 24 basis points from the second quarter of 2018 and down 13 basis points from the first quarter of 2019. The decrease in net interest margin from the second quarter of 2018 was primarily due to higher average rates on deposits, partially offset by higher average yields on the variable- and adjustable-rate loan portfolios. The decrease in net interest margin from the first quarter of 2019 was primarily due to lower average loan and lease yields and higher average rates on deposits. The decreases were also impacted by the partial reinvestment of the auto finance portfolio run-off into the available for sale mortgage-backed debt securities portfolio.

Non-interest Income
Non-interest income was $113.5 million for the second quarter of 2019, a decrease of $0.7 million, or 0.6%, from the second quarter of 2018 and an increase of $6.4 million, or 6.0%, from the first quarter of 2019. The decrease from the second quarter of 2018 was primarily due to a decrease in servicing fee income driven by continued run-off in the auto finance serviced for others portfolio and a decrease in leasing and equipment finance non-interest income, partially offset by an increase in gains on sales of loans. The increase from the first quarter of 2019 was primarily due to increases in gains on sales of loans, card revenue and fees and service charges.

Non-interest Expense
Non-interest expense was $236.8 million for the second quarter of 2019, a decrease of $35.2 million, or 12.9%, from the second quarter of 2018 and a decrease of $16.2 million, or 6.4%, from the first quarter of 2019. The decrease in non-interest expense from the second quarter of 2018 was primarily due to the $32.0 million settlement with the Consumer Financial Protection Bureau (the "CFPB") and Office of the Comptroller of the Currency (the "OCC") in the second quarter of 2018 and a decrease in compensation and employee benefits expense, partially offset by merger-related expenses of $4.2 million. The decrease in non-interest expense from the first quarter of 2019 was primarily due to decreases in compensation and employee benefits expense and merger-related expenses. The decrease in compensation and employee benefits expense from the second quarter of 2018 was primarily due to lower commissions. The decrease in compensation and employee benefits expense from the first quarter of 2019 was primarily due to seasonality of payroll taxes. Adjusted non-interest expense was $232.6 million for the second quarter of 2019, a decrease of $7.4 million, or 3.1%, from the second quarter of 2018 and $11.0 million, or 4.5%, from the first quarter of 2019 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Income Tax Expense
The Company's effective income tax rate was 17.0% for the second quarter of 2019, compared with 20.9% for the second quarter of 2018 and 22.5% for the first quarter of 2019. The effective tax rate for the second quarter of 2019 was impacted by favorable state tax examination developments.

Credit Quality
Provision for credit losses The provision for credit losses was $13.6 million for the second quarter of 2019, a decrease of $0.7 million, or 4.7%, from the second quarter of 2018 and an increase of $3.4 million, or 34.1%, from the first quarter of 2019. The decrease from the second quarter of 2018 was primarily due to a decrease in the provision for credit losses attributable to the auto finance portfolio, partially offset by increases in the provision for credit losses attributable to the commercial and leasing and equipment finance portfolios. The increase from the first quarter of 2019 was primarily due to an increase in the provision for credit losses attributable to the commercial portfolio, partially offset by decreases in the provision for credit losses attributable to the inventory finance and auto finance portfolios.

Net charge-off rate The annualized net charge-off rate was 0.29% for the second quarter of 2019, up 2 basis points from the second quarter of 2018 and down 10 basis points from the first quarter of 2019. The increase from the second quarter of 2018 was primarily due to increased net charge-offs in the commercial portfolio, partially offset by decreased net charge-offs in the auto finance portfolio. The decrease from the first quarter of 2019 was primarily due to decreased net charge-offs in the auto finance portfolio. The annualized net charge-off rate excluding auto finance net charge-offs was 0.19% for the second quarter of 2019, up 9 basis points from the second quarter of 2018 and down 1 basis point from the first quarter of 2019 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Over 60-day delinquency rate The over 60-day delinquency rate, excluding non-accrual loans and leases, was 0.14% at June 30, 2019, up 3 basis points from the June 30, 2018 rate and up 2 basis points from the March 31, 2019 rate. The increases from both periods were primarily due to higher delinquencies in the leasing and equipment finance portfolio.

Non-performing assets Non-performing assets, consisting of non-accrual loans and leases and other real estate owned, were $120.0 million at June 30, 2019, an increase of $18.8 million, or 18.6%, from June 30, 2018 and a decrease of $1.7 million, or 1.4%, from March 31, 2019. The increase from June 30, 2018 was primarily due to an increase in consumer real estate non-accrual loans. The decrease from March 31, 2019 was primarily due to a decrease in other real estate owned, partially offset by increases in leasing and equipment finance non-accrual loans and leases and consumer real estate non-accrual loans.

Balance Sheet
Average debt securities held to maturity and debt securities available for sale The total average debt securities portfolio was $3.1 billion for the second quarter of 2019, an increase of $834.3 million, or 37.1%, from the second quarter of 2018 and an increase of $295.1 million, or 10.6%, from the first quarter of 2019. The increases from both periods were primarily due to purchases of available for sale mortgage-backed debt securities, partially offset by sales of available for sale obligations of states and political subdivisions debt securities.

Average loans and leases Average loans and leases were $19.2 billion for the second quarter of 2019, an increase of $145.6 million, or 0.8%, from the second quarter of 2018 and an increase of $52.9 million, or 0.3%, from the first quarter of 2019. The increase from the second quarter of 2018 was primarily due to increases in the consumer real estate, inventory finance and commercial loan portfolios, partially offset by run-off of the auto finance portfolio. The increase from the first quarter of 2019 was primarily due to increases in the commercial and inventory finance loan portfolios, partially offset by run-off of the auto finance portfolio. Average loans and leases excluding auto finance loans were $17.7 billion for the second quarter of 2019, an increase of $1.3 billion, or 7.7%, from the second quarter of 2018 and an increase of $318.3 million, or 1.8%, from the first quarter of 2019 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Average deposits Average deposits were $18.9 billion for the second quarter of 2019, an increase of $507.2 million, or 2.8%, from the second quarter of 2018 and an increase of $127.3 million, or 0.7%, from the first quarter of 2019. The increases from both periods were primarily due to increases in savings account balances, partially offset by decreases in certificates of deposit and money market account balances.

Capital TCF continues to maintain strong capital ratios, with a common equity Tier 1 capital ratio of 10.99%. TCF repurchased 1,324,920 shares of its common stock during the second quarter of 2019 and had the authority to repurchase an additional $51.6 million in aggregate value of shares at June 30, 2019, pursuant to its share repurchase program.

On June 27, 2019 TCF priced $150.0 million of 4.125% fixed-to-floating rate subordinated bank notes due 2029, which closed on July 2, 2019.

If the proposed merger with Chemical Financial Corporation closes as anticipated on August 1, 2019, the combined company Board of Directors intends to declare the third quarter 2019 common and preferred stock dividends on that date for the combined company. These dividends are expected to be payable in the third quarter of 2019.

TCF is a Wayzata, Minnesota-based national bank holding company. As of June 30, 2019, TCF had $24.6 billion in total assets and 312 bank branches in Illinois, Minnesota, Michigan, Colorado, Wisconsin, Arizona and South Dakota providing retail and commercial banking services. TCF, through its subsidiaries, also conducts commercial leasing and equipment finance business in all 50 states and commercial inventory finance business in all 50 states and Canada. For more information about TCF, please visit http://ir.tcfbank.com.

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act
Any statements contained in this earnings release regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors" and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures
Management uses the adjusted diluted earnings per common share, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio, net charge-off rate excluding auto finance net charge-offs, tangible book value per common share and tangible common equity to tangible assets internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non-GAAP) provide meaningful information to investors that will permit them to assess the Company's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Company in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators. TCF adjusts certain results to exclude merger-related expenses and the settlement with the CFPB and the OCC, as management believes it is useful to investors in understanding TCF's business and operating results. In addition, TCF adjusts certain results to exclude auto finance because TCF no longer originates auto finance loans, and therefore management believes it is useful to investors in understanding TCF's business and operating results.
These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to stockholders.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition (Unaudited)
						Change From
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31, 2019		Jun. 30, 2018
	2019	2019	2018	2018	2018	$	%	$	%
ASSETS:
Cash and due from banks	$555,271	$463,822	$587,057	$569,968	$581,876	$91,449	19.7%	$(26,605)	(4.6)%
Investments	105,659	103,644	91,654	80,672	95,661	2,015	1.9	9,998	10.5
Debt securities held to maturity	144,919	148,024	148,852	152,881	155,962	(3,105)	(2.1)	(11,043)	(7.1)
Debt securities available for sale	3,109,803	2,945,342	2,470,065	2,379,546	2,249,784	164,461	5.6	860,019	38.2
Loans and leases held for sale	74,410	64,468	90,664	114,198	291,871	9,942	15.4	(217,461)	(74.5)
Loans and leases:
Consumer real estate:
First mortgage lien	2,472,066	2,480,750	2,444,380	1,960,756	1,800,885	(8,684)	(0.4)	671,181	37.3
Junior lien	2,821,099	2,872,807	2,965,960	2,940,701	2,830,029	(51,708)	(1.8)	(8,930)	(0.3)
Total consumer real estate	5,293,165	5,353,557	5,410,340	4,901,457	4,630,914	(60,392)	(1.1)	662,251	14.3
Commercial	4,185,811	3,884,106	3,851,303	3,741,164	3,706,401	301,705	7.8	479,410	12.9
Leasing and equipment finance	4,826,785	4,674,309	4,699,740	4,601,887	4,648,049	152,476	3.3	178,736	3.8
Inventory finance	3,404,214	3,749,146	3,107,356	2,880,404	3,005,165	(344,932)	(9.2)	399,049	13.3
Auto finance	1,456,138	1,704,614	1,982,277	2,275,134	2,603,260	(248,476)	(14.6)	(1,147,122)	(44.1)
Other	18,341	17,943	21,295	21,107	20,957	398	2.2	(2,616)	(12.5)
Total loans and leases	19,184,454	19,383,675	19,072,311	18,421,153	18,614,746	(199,221)	(1.0)	569,708	3.1
Allowance for loan and lease losses	(146,503)	(147,972)	(157,446)	(160,621)	(165,619)	1,469	1.0	19,116	11.5
Net loans and leases	19,037,951	19,235,703	18,914,865	18,260,532	18,449,127	(197,752)	(1.0)	588,824	3.2
Premises and equipment, net	432,751	429,711	427,534	429,648	430,956	3,040	0.7	1,795	0.4
Goodwill, net	154,757	154,757	154,757	154,757	154,757	—	—	—	—
Other assets	1,011,309	873,244	814,164	762,583	774,468	138,065	15.8	236,841	30.6
Total assets	$24,626,830	$24,418,715	$23,699,612	$22,904,785	$23,184,462	$208,115	0.9	$1,442,368	6.2
LIABILITIES AND EQUITY:
Deposits:
Checking	$6,544,470	$6,621,261	$6,381,327	$6,382,667	$6,408,174	$(76,791)	(1.2)%	$136,296	2.1%
Savings	6,519,587	6,442,544	6,122,257	5,737,144	5,570,979	77,043	1.2	948,608	17.0
Money market	1,443,003	1,468,308	1,609,422	1,504,952	1,562,008	(25,305)	(1.7)	(119,005)	(7.6)
Certificates of deposit	4,605,327	4,491,998	4,790,680	4,871,748	4,822,112	113,329	2.5	(216,785)	(4.5)
Total deposits	19,112,387	19,024,111	18,903,686	18,496,511	18,363,273	88,276	0.5	749,114	4.1
Borrowings:
Short-term borrowings	350,764	355,992	—	2,324	761	(5,228)	(1.5)	350,003	N.M.
Long-term borrowings	1,617,531	1,411,426	1,449,472	1,171,541	1,554,569	206,105	14.6	62,962	4.1
Total borrowings	1,968,295	1,767,418	1,449,472	1,173,865	1,555,330	200,877	11.4	412,965	26.6
Accrued expenses and other liabilities	835,630	981,341	790,194	706,397	761,281	(145,711)	(14.8)	74,349	9.8
Total liabilities	21,916,312	21,772,870	21,143,352	20,376,773	20,679,884	143,442	0.7	1,236,428	6.0
Equity:
Preferred stock	169,302	169,302	169,302	169,302	169,302	—	—	—	—
Common stock	1,731	1,733	1,736	1,736	1,735	(2)	(0.1)	(4)	(0.2)
Additional paid-in capital	868,001	875,797	885,089	882,321	877,364	(7,796)	(0.9)	(9,363)	(1.1)
Retained earnings, subject to certain restrictions	1,874,308	1,810,701	1,766,994	1,708,410	1,649,449	63,607	3.5	224,859	13.6
Accumulated other comprehensive income (loss)	37,334	5,481	(33,138)	(65,259)	(52,811)	31,853	N.M.	90,145	N.M.
Treasury stock at cost and other	(265,016)	(246,621)	(252,182)	(189,652)	(164,107)	(18,395)	(7.5)	(100,909)	(61.5)
Total TCF Financial Corporation stockholders' equity	2,685,660	2,616,393	2,537,801	2,506,858	2,480,932	69,267	2.6	204,728	8.3
Non-controlling interest in subsidiaries	24,858	29,452	18,459	21,154	23,646	(4,594)	(15.6)	1,212	5.1
Total equity	2,710,518	2,645,845	2,556,260	2,528,012	2,504,578	64,673	2.4	205,940	8.2
Total liabilities and equity	$24,626,830	$24,418,715	$23,699,612	$22,904,785	$23,184,462	$208,115	0.9	$1,442,368	6.2
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Quarter Ended					Change From
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31, 2019		Jun. 30, 2018
	2019	2019	2018	2018	2018	$	%	$	%
Interest income:
Loans and leases	$279,447	$279,594	$270,804	$264,678	$269,280	$(147)	(0.1)%	$10,167	3.8%
Debt securities available for sale	22,325	18,815	17,097	14,838	12,516	3,510	18.7	9,809	78.4
Debt securities held to maturity	924	535	965	988	998	389	72.7	(74)	(7.4)
Loans held for sale and other	4,247	4,301	4,631	6,678	3,529	(54)	(1.3)	718	20.3
Total interest income	306,943	303,245	293,497	287,182	286,323	3,698	1.2	20,620	7.2
Interest expense:
Deposits	40,542	37,480	33,315	27,335	23,953	3,062	8.2	16,589	69.3
Borrowings	16,077	14,858	11,294	10,726	11,571	1,219	8.2	4,506	38.9
Total interest expense	56,619	52,338	44,609	38,061	35,524	4,281	8.2	21,095	59.4
Net interest income	250,324	250,907	248,888	249,121	250,799	(583)	(0.2)	(475)	(0.2)
Provision for credit losses	13,569	10,122	18,894	2,270	14,236	3,447	34.1	(667)	(4.7)
Net interest income after provision for credit losses	236,755	240,785	229,994	246,851	236,563	(4,030)	(1.7)	192	0.1
Non-interest income:
Leasing and equipment finance	42,126	41,139	55,311	45,045	42,904	987	2.4	(778)	(1.8)
Fees and service charges	32,477	31,324	36,206	32,574	32,670	1,153	3.7	(193)	(0.6)
Card revenue	15,632	14,243	15,078	15,065	14,962	1,389	9.8	670	4.5
ATM revenue	4,863	4,440	5,054	5,053	4,933	423	9.5	(70)	(1.4)
Gains on sales of loans, net	10,828	7,972	8,419	8,764	7,192	2,856	35.8	3,636	50.6
Servicing fee income	4,523	5,110	5,523	6,032	7,484	(587)	(11.5)	(2,961)	(39.6)
Gains (losses) on debt securities, net	1,066	451	167	94	24	615	136.4	1,042	N.M.
Other	1,936	2,347	2,375	3,818	3,934	(411)	(17.5)	(1,998)	(50.8)
Total non-interest income	113,451	107,026	128,133	116,445	114,103	6,425	6.0	(652)	(0.6)
Non-interest expense:
Compensation and employee benefits	114,369	121,557	129,521	123,127	120,575	(7,188)	(5.9)	(6,206)	(5.1)
Occupancy and equipment	41,828	41,737	42,250	42,337	40,711	91	0.2	1,117	2.7
Lease financing equipment depreciation	19,133	19,256	19,085	19,525	17,945	(123)	(0.6)	1,188	6.6
Foreclosed real estate and repossessed assets, net	2,448	4,630	4,396	3,881	3,857	(2,182)	(47.1)	(1,409)	(36.5)
Merger-related expenses	4,226	9,458	—	—	—	(5,232)	(55.3)	4,226	N.M.
Other	54,845	56,437	54,706	57,553	88,951	(1,592)	(2.8)	(34,106)	(38.3)
Total non-interest expense	236,849	253,075	249,958	246,423	272,039	(16,226)	(6.4)	(35,190)	(12.9)
Income before income tax expense	113,357	94,736	108,169	116,873	78,627	18,621	19.7	34,730	44.2
Income tax expense	19,314	21,287	20,013	28,034	16,418	(1,973)	(9.3)	2,896	17.6
Income after income tax expense	94,043	73,449	88,156	88,839	62,209	20,594	28.0	31,834	51.2
Income attributable to non-controlling interest	3,616	2,955	2,504	2,643	3,460	661	22.4	156	4.5
Net income attributable to TCF Financial Corporation	90,427	70,494	85,652	86,196	58,749	19,933	28.3	31,678	53.9
Preferred stock dividends	2,494	2,493	2,494	2,494	2,494	1	—	—	—
Net income available to common stockholders	$87,933	$68,001	$83,158	$83,702	$56,255	$19,932	29.3	$31,678	56.3
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,		Change
(Dollars in thousands, except per share data)	2019	2018	$	%
Interest income:
Loans and leases	$559,041	$529,655	$29,386	5.5%
Debt securities available for sale	41,140	22,639	18,501	81.7
Debt securities held to maturity	1,459	2,017	(558)	(27.7)
Loans held for sale and other	8,548	7,274	1,274	17.5
Total interest income	610,188	561,585	48,603	8.7
Interest expense:
Deposits	78,022	46,463	31,559	67.9
Borrowings	30,935	21,124	9,811	46.4
Total interest expense	108,957	67,587	41,370	61.2
Net interest income	501,231	493,998	7,233	1.5
Provision for credit losses	23,691	25,604	(1,913)	(7.5)
Net interest income after provision for credit losses	477,540	468,394	9,146	2.0
Non-interest income:
Leasing and equipment finance	83,265	84,751	(1,486)	(1.8)
Fees and service charges	63,801	63,421	380	0.6
Card revenue	29,875	28,721	1,154	4.0
ATM revenue	9,303	9,583	(280)	(2.9)
Gains on sales of loans, net	18,800	16,315	2,485	15.2
Servicing fee income	9,633	15,779	(6,146)	(39.0)
Gains (losses) on debt securities, net	1,517	87	1,430	N.M.
Other	4,283	7,650	(3,367)	(44.0)
Total non-interest income	220,477	226,307	(5,830)	(2.6)
Non-interest expense:
Compensation and employee benefits	235,926	244,415	(8,489)	(3.5)
Occupancy and equipment	83,565	81,225	2,340	2.9
Lease financing equipment depreciation	38,389	35,219	3,170	9.0
Foreclosed real estate and repossessed assets, net	7,078	8,773	(1,695)	(19.3)
Merger-related expenses	13,684	—	13,684	N.M.
Other	111,282	148,387	(37,105)	(25.0)
Total non-interest expense	489,924	518,019	(28,095)	(5.4)
Income before income tax expense	208,093	176,682	31,411	17.8
Income tax expense	40,601	38,049	2,552	6.7
Income after income tax expense	167,492	138,633	28,859	20.8
Income attributable to non-controlling interest	6,571	6,123	448	7.3
Net income attributable to TCF Financial Corporation	160,921	132,510	28,411	21.4
Preferred stock dividends	4,987	6,600	(1,613)	(24.4)
Impact of preferred stock redemption	—	3,481	(3,481)	(100.0)
Net income available to common stockholders	$155,934	$122,429	$33,505	27.4

Earnings per common share:
Basic	$0.96	$0.73	$0.23	31.5%
Diluted	0.96	0.73	0.23	31.5

Dividends declared per common share	$0.30	$0.30	$—	—%
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Quarter Ended June 30,
	2019			2018
	Average		Yields and	Average		Yields and
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Investments and other	$392,193	$3,651	3.71%	$309,120	$2,857	3.71%
Debt securities held to maturity	146,296	924	2.53	155,779	998	2.56
Debt securities available for sale:
Taxable	2,711,984	21,117	3.11	1,262,642	8,163	2.59
Tax-exempt(3)	222,534	1,530	2.75	828,131	5,510	2.66
Loans and leases held for sale	40,835	596	5.86	45,525	672	5.93
Loans and leases:(4)
Consumer real estate:
Fixed-rate	2,349,154	29,159	4.97	1,715,289	23,612	5.52
Variable- and adjustable-rate	2,985,714	50,673	6.81	3,026,310	48,331	6.41
Total consumer real estate	5,334,868	79,832	6.00	4,741,599	71,943	6.09
Commercial:
Fixed-rate	817,744	9,013	4.42	900,462	10,087	4.49
Variable- and adjustable-rate	3,168,127	44,843	5.68	2,802,059	38,044	5.45
Total commercial	3,985,871	53,856	5.42	3,702,521	48,131	5.21
Leasing and equipment finance	4,743,747	60,554	5.11	4,639,703	57,236	4.93
Inventory finance	3,588,051	64,967	7.26	3,299,996	57,138	6.94
Auto finance	1,575,715	21,121	5.38	2,695,943	35,632	5.30
Other	10,918	131	4.78	13,845	143	4.10
Total loans and leases	19,239,170	280,461	5.84	19,093,607	270,223	5.67
Total interest-earning assets	22,753,012	308,279	5.43	21,694,804	288,423	5.33
Other assets	1,730,810			1,430,621
Total assets	$24,483,822			$23,125,425
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,980,811			$3,879,048
Interest-bearing deposits:
Checking	2,479,814	440	0.07	2,460,709	119	0.02
Savings	6,452,510	12,314	0.77	5,542,565	3,736	0.27
Money market	1,430,556	4,588	1.29	1,572,560	2,620	0.67
Certificates of deposit	4,527,822	23,200	2.05	4,909,422	17,478	1.43
Total interest-bearing deposits	14,890,702	40,542	1.09	14,485,256	23,953	0.66
Total deposits	18,871,513	40,542	0.86	18,364,304	23,953	0.52
Borrowings:
Short-term borrowings	321,043	2,131	2.63	3,116	18	2.33
Long-term borrowings	1,657,527	13,946	3.34	1,531,389	11,553	3.02
Total borrowings	1,978,570	16,077	3.23	1,534,505	11,571	3.02
Total interest-bearing liabilities	16,869,272	56,619	1.34	16,019,761	35,524	0.89
Total deposits and borrowings	20,850,083	56,619	1.09	19,898,809	35,524	0.72
Accrued expenses and other liabilities	969,723			714,488
Total liabilities	21,819,806			20,613,297
Total TCF Financial Corporation stockholders' equity	2,634,386			2,483,474
Non-controlling interest in subsidiaries	29,630			28,654
Total equity	2,664,016			2,512,128
Total liabilities and equity	$24,483,822			$23,125,425
Net interest income and margin		$251,660	4.43		$252,899	4.67
(1)Interest and yields are presented on a fully tax-equivalent basis.
(2)Annualized
(3)The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.
(4)Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Six Months Ended June 30,
	2019			2018
	Average		Yields and	Average		Yields and
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Investments and other	$379,513	$7,132	3.77%	$320,655	$5,633	3.54%
Debt securities held to maturity	146,922	1,459	1.99	157,450	2,017	2.56
Debt securities available for sale:
Taxable	2,418,221	37,248	3.08	1,123,017	13,976	2.49
Tax-exempt(3)	368,952	4,927	2.67	824,906	10,966	2.66
Loans and leases held for sale	47,980	1,416	5.94	54,261	1,641	6.09
Loans and leases:(4)
Consumer real estate:
Fixed-rate	2,350,946	59,046	5.05	1,750,765	48,225	5.55
Variable- and adjustable-rate	3,013,329	102,360	6.85	3,019,212	94,212	6.29
Total consumer real estate	5,364,275	161,406	6.06	4,769,977	142,437	6.02
Commercial:
Fixed-rate	817,498	18,077	4.46	915,784	20,684	4.55
Variable- and adjustable-rate	3,090,597	88,375	5.77	2,736,267	71,204	5.25
Total commercial	3,908,095	106,452	5.49	3,652,051	91,888	5.07
Leasing and equipment finance	4,699,969	119,775	5.10	4,665,144	113,643	4.87
Inventory finance	3,521,537	127,832	7.32	3,214,618	108,333	6.80
Auto finance	1,707,690	45,336	5.35	2,857,169	74,917	5.29
Other	11,298	264	4.69	14,145	290	4.13
Total loans and leases	19,212,864	561,065	5.88	19,173,104	531,508	5.58
Total interest-earning assets	22,574,452	613,247	5.46	21,653,393	565,741	5.26
Other assets	1,721,970			1,442,117
Total assets	$24,296,422			$23,095,510
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,950,447			$3,812,765
Interest-bearing deposits:
Checking	2,468,852	827	0.07	2,461,126	232	0.02
Savings	6,353,800	22,984	0.73	5,469,523	6,901	0.25
Money market	1,460,427	9,041	1.25	1,634,965	5,029	0.62
Certificates of deposit	4,574,710	45,170	1.99	4,953,533	34,301	1.40
Total interest-bearing deposits	14,857,789	78,022	1.06	14,519,147	46,463	0.65
Total deposits	18,808,236	78,022	0.84	18,331,912	46,463	0.51
Borrowings:
Short-term borrowings	307,347	4,088	2.65	3,532	37	2.14
Long-term borrowings	1,579,613	26,847	3.39	1,477,531	21,087	2.87
Total borrowings	1,886,960	30,935	3.27	1,481,063	21,124	2.87
Total interest-bearing liabilities	16,744,749	108,957	1.31	16,000,210	67,587	0.85
Total deposits and borrowings	20,695,196	108,957	1.06	19,812,975	67,587	0.69
Accrued expenses and other liabilities	979,359			736,201
Total liabilities	21,674,555			20,549,176
Total TCF Financial Corporation stockholders' equity	2,594,778			2,520,396
Non-controlling interest in subsidiaries	27,089			25,938
Total equity	2,621,867			2,546,334
Total liabilities and equity	$24,296,422			$23,095,510
Net interest income and margin		$504,290	4.49		$498,154	4.63
(1)Interest and yields are presented on a fully tax-equivalent basis.
(2)Annualized
(3)The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.
(4)Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Average Balance Sheets (Unaudited)

	Quarter Ended					Change From
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31, 2019		Jun. 30, 2018
(Dollars in thousands)	2019	2019	2018	2018	2018	$	%	$	%
ASSETS:
Investments and other	$392,193	$366,691	$330,359	$306,257	$309,120	$25,502	7.0%	$83,073	26.9%
Debt securities held to maturity	146,296	147,556	150,016	153,652	155,779	(1,260)	(0.9)	(9,483)	(6.1)
Debt securities available for sale:
Taxable	2,711,984	2,121,196	1,779,654	1,525,665	1,262,642	590,788	27.9	1,449,342	114.8
Tax-exempt	222,534	516,995	788,806	823,854	828,131	(294,461)	(57.0)	(605,597)	(73.1)
Loans and leases held for sale	40,835	55,204	86,169	216,669	45,525	(14,369)	(26.0)	(4,690)	(10.3)
Loans and leases:(1)
Consumer real estate:
Fixed-rate	2,349,154	2,352,758	1,962,804	1,694,661	1,715,289	(3,604)	(0.2)	633,865	37.0
Variable- and adjustable-rate	2,985,714	3,041,252	3,067,216	3,002,225	3,026,310	(55,538)	(1.8)	(40,596)	(1.3)
Total consumer real estate	5,334,868	5,394,010	5,030,020	4,696,886	4,741,599	(59,142)	(1.1)	593,269	12.5
Commercial:
Fixed-rate	817,744	817,250	815,626	856,324	900,462	494	0.1	(82,718)	(9.2)
Variable- and adjustable-rate	3,168,127	3,012,206	2,932,739	2,921,471	2,802,059	155,921	5.2	366,068	13.1
Total commercial	3,985,871	3,829,456	3,748,365	3,777,795	3,702,521	156,415	4.1	283,350	7.7
Leasing and equipment finance	4,743,747	4,655,705	4,616,715	4,624,968	4,639,703	88,042	1.9	104,044	2.2
Inventory finance	3,588,051	3,454,283	3,024,961	2,866,460	3,299,996	133,768	3.9	288,055	8.7
Auto finance	1,575,715	1,841,130	2,121,969	2,435,868	2,695,943	(265,415)	(14.4)	(1,120,228)	(41.6)
Other	10,918	11,682	12,599	13,547	13,845	(764)	(6.5)	(2,927)	(21.1)
Total loans and leases	19,239,170	19,186,266	18,554,629	18,415,524	19,093,607	52,904	0.3	145,563	0.8
Total interest-earning assets	22,753,012	22,393,908	21,689,633	21,441,621	21,694,804	359,104	1.6	1,058,208	4.9
Other assets	1,730,810	1,713,033	1,464,620	1,462,783	1,430,621	17,777	1.0	300,189	21.0
Total assets	$24,483,822	$24,106,941	$23,154,253	$22,904,404	$23,125,425	$376,881	1.6	$1,358,397	5.9
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,980,811	$3,919,746	$3,873,023	$3,874,421	$3,879,048	$61,065	1.6%	$101,763	2.6%
Interest-bearing deposits:
Checking	2,479,814	2,457,767	2,403,370	2,427,288	2,460,709	22,047	0.9	19,105	0.8
Savings	6,452,510	6,253,992	5,922,724	5,620,161	5,542,565	198,518	3.2	909,945	16.4
Money market	1,430,556	1,490,631	1,449,531	1,496,223	1,572,560	(60,075)	(4.0)	(142,004)	(9.0)
Certificates of deposit	4,527,822	4,622,120	4,818,211	4,868,286	4,909,422	(94,298)	(2.0)	(381,600)	(7.8)
Total interest-bearing deposits	14,890,702	14,824,510	14,593,836	14,411,958	14,485,256	66,192	0.4	405,446	2.8
Total deposits	18,871,513	18,744,256	18,466,859	18,286,379	18,364,304	127,257	0.7	507,209	2.8
Borrowings:
Short-term borrowings	321,043	293,499	2,738	3,357	3,116	27,544	9.4	317,927	N.M.
Long-term borrowings	1,657,527	1,500,832	1,344,228	1,351,585	1,531,389	156,695	10.4	126,138	8.2
Total borrowings	1,978,570	1,794,331	1,346,966	1,354,942	1,534,505	184,239	10.3	444,065	28.9
Total interest-bearing liabilities	16,869,272	16,618,841	15,940,802	15,766,900	16,019,761	250,431	1.5	849,511	5.3
Total deposits and borrowings	20,850,083	20,538,587	19,813,825	19,641,321	19,898,809	311,496	1.5	951,274	4.8
Accrued expenses and other liabilities	969,723	989,104	822,558	751,100	714,488	(19,381)	(2.0)	255,235	35.7
Total liabilities	21,819,806	21,527,691	20,636,383	20,392,421	20,613,297	292,115	1.4	1,206,509	5.9
Total TCF Financial Corporation stockholders' equity	2,634,386	2,554,729	2,495,952	2,488,435	2,483,474	79,657	3.1	150,912	6.1
Non-controlling interest in subsidiaries	29,630	24,521	21,918	23,548	28,654	5,109	20.8	976	3.4
Total equity	2,664,016	2,579,250	2,517,870	2,511,983	2,512,128	84,766	3.3	151,888	6.0
Total liabilities and equity	$24,483,822	$24,106,941	$23,154,253	$22,904,404	$23,125,425	$376,881	1.6	$1,358,397	5.9
N.M. Not Meaningful
(1)Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Yields and Rates(1)(2) (Unaudited)

	Quarter Ended					Change From
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
	2019	2019	2018	2018	2018	2019		2018
ASSETS:
Investments and other	3.71%	3.82%	3.90%	4.01%	3.71%	(11)	bps	—	bps
Debt securities held to maturity	2.53	1.45	2.58	2.57	2.56	108		(3)
Debt securities available for sale:
Taxable	3.11	3.04	2.91	2.76	2.59	7		52
Tax-exempt(3)	2.75	2.63	2.66	2.66	2.66	12		9
Loans and leases held for sale	5.86	6.01	6.40	6.57	5.93	(15)		(7)
Loans and leases:
Consumer real estate:
Fixed-rate	4.97	5.12	5.33	5.46	5.52	(15)		(55)
Variable- and adjustable-rate	6.81	6.89	6.77	6.57	6.41	(8)		40
Total consumer real estate	6.00	6.12	6.21	6.17	6.09	(12)		(9)
Commercial:
Fixed-rate	4.42	4.50	4.51	4.55	4.49	(8)		(7)
Variable- and adjustable-rate	5.68	5.86	5.65	5.45	5.45	(18)		23
Total commercial	5.42	5.57	5.40	5.25	5.21	(15)		21
Leasing and equipment finance	5.11	5.09	5.11	5.00	4.93	2		18
Inventory finance	7.26	7.38	7.11	7.16	6.94	(12)		32
Auto finance	5.38	5.33	5.39	5.36	5.30	5		8
Other	4.78	4.61	4.55	4.25	4.10	17		68
Total loans and leases	5.84	5.91	5.82	5.73	5.67	(7)		17

Total interest-earning assets	5.43	5.50	5.42	5.36	5.33	(7)		10

LIABILITIES:
Interest-bearing deposits:
Checking	0.07	0.06	0.04	0.04	0.02	1		5
Savings	0.77	0.69	0.54	0.35	0.27	8		50
Money market	1.29	1.21	0.99	0.78	0.67	8		62
Certificates of deposit	2.05	1.93	1.76	1.56	1.43	12		62
Total interest-bearing deposits	1.09	1.02	0.91	0.75	0.66	7		43
Total deposits	0.86	0.81	0.72	0.59	0.52	5		34
Borrowings:
Short-term borrowings	2.63	2.67	2.76	2.46	2.33	(4)		30
Long-term borrowings	3.34	3.44	3.34	3.15	3.02	(10)		32
Total borrowings	3.23	3.31	3.34	3.15	3.02	(8)		21

Total interest-bearing liabilities	1.34	1.27	1.11	0.96	0.89	7		45

Net interest margin	4.43	4.56	4.60	4.66	4.67	(13)		(24)
(1)Annualized
(2)Yields are presented on a fully tax-equivalent basis.
(3)The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited)

Allowance for Loan and Lease Losses

	Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,		Jun. 30,
	2019		2019		2018		2018		2018
		% of		% of		% of		% of		% of
(Dollars in thousands)	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio
Consumer real estate	$43,980	0.83%	$43,820	0.82%	$44,866	0.83%	$45,258	0.92%	$43,954	0.95%
Commercial	36,789	0.88	34,711	0.89	41,182	1.07	40,470	1.08	40,291	1.09
Leasing and equipment finance	26,270	0.54	24,832	0.53	23,791	0.51	22,926	0.50	22,247	0.48
Inventory finance	12,733	0.37	14,132	0.38	12,456	0.40	11,361	0.39	11,840	0.39
Auto finance	25,940	1.78	29,854	1.75	34,329	1.73	39,852	1.75	46,608	1.79
Other	791	4.31	623	3.47	822	3.86	754	3.57	679	3.24
Total	$146,503	0.76	$147,972	0.76	$157,446	0.83	$160,621	0.87	$165,619	0.89

Changes in Allowance for Loan and Lease Losses

	Quarter Ended					Change From
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Jun. 30,
(In thousands)	2019	2019	2018	2018	2018	2019	2018
Balance, beginning of period	$147,972	$157,446	$160,621	$165,619	$167,703	$(9,474)	$(19,731)
Charge-offs	(21,066)	(24,431)	(27,227)	(19,448)	(18,188)	3,365	(2,878)
Recoveries	6,984	5,777	5,913	12,658	5,418	1,207	1,566
Net (charge-offs) recoveries	(14,082)	(18,654)	(21,314)	(6,790)	(12,770)	4,572	(1,312)
Provision for credit losses	13,569	10,122	18,894	2,270	14,236	3,447	(667)
Other	(956)	(942)	(755)	(478)	(3,550)	(14)	2,594
Balance, end of period	$146,503	$147,972	$157,446	$160,621	$165,619	$(1,469)	$(19,116)

Net Charge-offs

	Quarter Ended
	Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,		Jun. 30,
	2019		2019		2018		2018		2018
(Dollars in thousands)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)
Consumer real estate:
First mortgage lien	$162	0.03%	$628	0.10%	$123	0.02%	$(3,721)	(0.82)%	$714	0.16%
Junior lien	152	0.02	(180)	(0.02)	(210)	(0.03)	(2,709)	(0.37)	64	0.01
Total consumer real estate	314	0.02	448	0.03	(87)	(0.01)	(6,430)	(0.55)	778	0.07
Commercial	3,445	0.35	2,088	0.22	3,406	0.36	(8)	—	(27)	—
Leasing and equipment finance	2,043	0.17	2,470	0.21	2,067	0.18	1,930	0.17	2,106	0.18
Inventory finance	1,289	0.14	2,087	0.24	4,629	0.61	637	0.09	517	0.06
Auto finance	5,903	1.50	10,182	2.21	9,887	1.86	9,485	1.56	8,516	1.26
Other	1,088	N.M.	1,379	N.M.	1,412	N.M.	1,176	N.M.	880	N.M.
Total	$14,082	0.29	$18,654	0.39	$21,314	0.46	$6,790	0.15	$12,770	0.27
N.M. Not Meaningful
(1) Annualized net charge-off rate based on average loans and leases

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited), Continued

Over 60-Day Delinquencies as a Percentage of Portfolio(1)
						Change From
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Jun. 30,
	2019	2019	2018	2018	2018	2019	2018
Consumer real estate:
First mortgage lien	0.17%	0.20%	0.19%	0.18%	0.20%	(3) bps	(3) bps
Junior lien	0.06	0.08	0.04	0.04	0.07	(2)	(1)
Total consumer real estate	0.11	0.14	0.11	0.10	0.12	(3)	(1)
Commercial	—	—	—	—	—	—	—
Leasing and equipment finance	0.25	0.20	0.23	0.15	0.11	5	14
Inventory finance	—	—	0.01	—	—	—	—
Auto finance	0.54	0.38	0.59	0.41	0.33	16	21
Other	0.15	0.11	0.14	0.30	0.16	4	(1)
Subtotal	0.13	0.12	0.15	0.11	0.11	1	2
Portfolios acquired with deteriorated credit quality	19.87	6.75	4.65	16.70	13.48	1312	639
Total delinquencies	0.14	0.12	0.15	0.12	0.11	2	3
(1)Excludes non-accrual loans and leases

Non-performing Assets
						Change From
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
(Dollars in thousands)	2019	2019	2018	2018	2018	2019		2018
Non-accrual loans and leases:
Consumer real estate	$67,446	$65,518	$58,765	$55,092	$49,155	$1,928		$18,291
Commercial	6,793	7,529	15,025	9,888	9,978	(736)		(3,185)
Leasing and equipment finance	22,708	20,235	15,264	16,061	16,300	2,473		6,408
Inventory finance	2,413	969	8,283	1,640	2,093	1,444		320
Auto finance	8,633	9,033	8,578	7,613	7,312	(400)		1,321
Other	—	1	3	2	21	(1)		(21)
Total non-accrual loans and leases	107,993	103,285	105,918	90,296	84,859	4,708		23,134
Other real estate owned	11,964	18,361	17,403	19,079	16,266	(6,397)		(4,302)
Total non-performing assets	$119,957	$121,646	$123,321	$109,375	$101,125	$(1,689)		$18,832

Non-accrual loans and leases as a percentage of total loans and leases	0.56%	0.53%	0.56%	0.49%	0.46%	3	bps	10	bps
Non-performing assets as a percentage of total loans and leases and other real estate owned	0.62	0.63	0.65	0.59	0.54	(1)		8
Allowance for loan and lease losses as a percentage of non-accrual loans and leases	135.66	143.27	148.65	177.88	195.17	(761)		(5,951)

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Capital Information (Unaudited)

	At or For the Quarter Ended					Change From
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
	2019	2019	2018	2018	2018	2019		2018
Dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	—%		—%
Book value per common share	15.46	14.93	14.45	14.01	13.79	3.5		12.1
Tangible book value per common share(1)	14.39	13.86	13.38	12.96	12.73	3.8		13.0
Common equity to assets	10.22%	10.02%	9.99%	10.21%	9.97%	20	bps	25	bps
Tangible common equity to tangible assets(1)	9.58	9.37	9.32	9.51	9.28	21		30

Regulatory Capital:(2)
Common equity Tier 1 capital	$2,305,706	$2,266,244	$2,224,183	$2,226,820	$2,186,528	1.7%		5.5%
Tier 1 capital	2,495,178	2,459,132	2,408,393	2,412,869	2,375,210	1.5		5.1
Total capital	2,811,347	2,792,419	2,750,581	2,754,615	2,728,076	0.7		3.1

Common equity Tier 1 capital ratio	10.99%	10.79%	10.82%	11.04%	10.60%	20	bps	39	bps
Tier 1 risk-based capital ratio	11.90	11.71	11.72	11.96	11.51	19		39
Total risk-based capital ratio	13.41	13.30	13.38	13.66	13.22	11		19
Tier 1 leverage ratio	10.27	10.26	10.44	10.58	10.31	1		(4)
(1)See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables
(2)June 30, 2019 amounts are preliminary pending completion and filing of the Company's regulatory reports

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Computation of adjusted diluted earnings per common share:

		Quarter Ended
		Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands, except per share data)		2019	2019	2018	2018	2018
Net income available to common stockholders		$87,933	$68,001	$83,158	$83,702	$56,255
Less: Earnings allocated to participating securities		17	13	12	13	8
Earnings allocated to common stock	(a)	87,916	67,988	83,146	83,689	56,247
Plus: Merger-related expenses		4,226	9,458	—	—	—
Plus: CFPB/OCC settlement adjustment		—	—	—	—	32,000
Less: Related income tax expense		1,003	2,252	—	—	6,491
Adjusted earnings allocated to common stock	(b)	$91,139	$75,194	$83,146	$83,689	$81,756

Weighted-average common shares outstanding used in diluted earnings per common share calculation	(c)	162,305,154	162,427,823	163,878,805	165,533,225	166,857,640

Diluted earnings per common share	(a) / (c)	$0.54	$0.42	$0.51	$0.51	$0.34
Adjusted diluted earnings per common share	(b) / (c)	0.56	0.46	0.51	0.51	0.49

Computation of net charge-off rate excluding auto finance:

		Quarter Ended
		Jun. 30,	Mar. 31,	Jun. 30,
(Dollars in thousands)		2019	2019	2018
Net charge-offs	(a)	$14,082	$18,654	$12,770
Less: Auto finance net charge-offs		5,903	10,182	8,516
Total net charge-offs excluding auto finance net charge-offs	(b)	8,179	8,472	4,254

Average total loans and leases	(c)	$19,239,170	$19,186,266	$19,093,607
Less: Average auto finance loans		1,575,715	1,841,130	2,695,943
Average total loans and leases excluding auto finance loans	(d)	$17,663,455	$17,345,136	$16,397,664

Net charge-off rate(1)	(a) / (c)	0.29%	0.39%	0.27%
Net charge-off rate excluding auto finance net charge-offs(1)	(b) / (d)	0.19	0.20	0.10
(1)Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity:

		Quarter Ended
		Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)		2019	2019	2018	2018	2018
Net income available to common stockholders	(a)	$87,933	$68,001	$83,158	$83,702	$56,255
Plus: Other intangibles amortization(1)		800	814	847	913	835
Less: Related income tax expense		190	194	198	220	201
Net income available to common stockholders used in ROATCE calculation	(b)	$88,543	$68,621	$83,807	$84,395	$56,889

Adjusted net income available to common stockholders:
Net income available to common stockholders		$87,933	$68,001	$83,158	$83,702	$56,255
Plus: Merger-related expenses		4,226	9,458	—	—	—
Plus: CFPB/OCC settlement adjustment		—	—	—	—	32,000
Less: Related income tax expense		1,003	2,252	—	—	6,491
Net income available to common stockholders used in adjusted ROACE calculation	(c)	91,156	75,207	83,158	83,702	81,764
Plus: Other intangibles amortization(1)		800	814	847	913	835
Less: Related income tax expense		190	194	198	220	201
Net income available to common stockholders used in adjusted ROATCE calculation	(d)	$91,766	$75,827	$83,807	$84,395	$82,398

Average balances:
Total equity		$2,664,016	$2,579,250	$2,517,870	$2,511,983	$2,512,128
Less: Non-controlling interest in subsidiaries		29,630	24,521	21,918	23,548	28,654
Total TCF Financial Corporation stockholders' equity		2,634,386	2,554,729	2,495,952	2,488,435	2,483,474
Less: Preferred stock		169,302	169,302	169,302	169,302	169,302
Average total common stockholders' equity	(e)	2,465,084	2,385,427	2,326,650	2,319,133	2,314,172
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net(1)		19,289	20,102	20,931	21,798	22,672
Average tangible common stockholders' equity used in ROATCE calculation	(f)	$2,291,038	$2,210,568	$2,150,962	$2,142,578	$2,136,743

Adjusted average total common stockholders' equity:
Average total common stockholders' equity		$2,465,084	$2,385,427	$2,326,650	$2,319,133	$2,314,172
Plus: CFPB/OCC settlement adjustment to average total common stockholders' equity		—	—	—	—	4,205
Average total common stockholders' equity used in adjusted ROACE calculation	(g)	2,465,084	2,385,427	2,326,650	2,319,133	2,318,377
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net(1)		19,289	20,102	20,931	21,798	22,672
Average tangible common stockholders' equity used in adjusted ROATCE calculation	(h)	$2,291,038	$2,210,568	$2,150,962	$2,142,578	$2,140,948

ROACE(2)	(a) / (e)	14.27%	11.40%	14.30%	14.44%	9.72%
Adjusted ROACE(2)	(c) / (g)	14.79	12.61	14.30	14.44	14.11
ROATCE(2)	(b) / (f)	15.46	12.42	15.59	15.76	10.65
Adjusted ROATCE(2)	(d) / (h)	16.02	13.72	15.59	15.76	15.39
(1)Includes non-mortgage servicing assets
(2)Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted efficiency ratio:

		Quarter Ended
		Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)		2019	2019	2018	2018	2018
Non-interest expense	(a)	$236,849	$253,075	$249,958	$246,423	$272,039
Less: Merger-related expenses		4,226	9,458	—	—	—
Less: CFPB/OCC settlement adjustment		—	—	—	—	32,000
Adjusted non-interest expense	(b)	$232,623	$243,617	$249,958	$246,423	$240,039

Net interest income		$250,324	$250,907	$248,888	$249,121	$250,799
Non-interest income		113,451	107,026	128,133	116,445	114,103
Total revenue	(c)	$363,775	$357,933	$377,021	$365,566	$364,902

Efficiency ratio	(a) / (c)	65.11%	70.70%	66.30%	67.41%	74.55%
Adjusted efficiency ratio	(b) / (c)	63.95	68.06	66.30	67.41	65.78

Computation of tangible common equity to tangible assets and tangible book value per common share:

		Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands, except per share data)		2019	2019	2018	2018	2018
Total equity		$2,710,518	$2,645,845	$2,556,260	$2,528,012	$2,504,578
Less: Non-controlling interest in subsidiaries		24,858	29,452	18,459	21,154	23,646
Total TCF Financial Corporation stockholders' equity		2,685,660	2,616,393	2,537,801	2,506,858	2,480,932
Less: Preferred stock		169,302	169,302	169,302	169,302	169,302
Total common stockholders' equity	(a)	2,516,358	2,447,091	2,368,499	2,337,556	2,311,630
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net(1)		18,904	19,704	20,518	21,364	22,247
Tangible common stockholders' equity	(b)	$2,342,697	$2,272,630	$2,193,224	$2,161,435	$2,134,626

Total assets	(c)	$24,626,830	$24,418,715	$23,699,612	$22,904,785	$23,184,462
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net(1)		18,904	19,704	20,518	21,364	22,247
Tangible assets	(d)	$24,453,169	$24,244,254	$23,524,337	$22,728,664	$23,007,458

Common stock shares outstanding	(e)	162,770,063	163,951,155	163,923,227	166,812,524	167,684,971

Common equity to assets	(a) / (c)	10.22%	10.02%	9.99%	10.21%	9.97%
Tangible common equity to tangible assets	(b) / (d)	9.58	9.37	9.32	9.51	9.28

Book value per common share	(a) / (e)	$15.46	$14.93	$14.45	$14.01	$13.79
Tangible book value per common share	(b) / (e)	14.39	13.86	13.38	12.96	12.73
(1)Includes non-mortgage servicing assets

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